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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
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                                 March 30, 1998

                                   DIDAX INC.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    00-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                             4501 Daly Dr. Suite 103
                            Chantilly, Virginia 20151
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               (Address of principal executive offices) (Zip Code)

                                 (703) 968-4808
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

Pursuant to an Employment Agreement between Mr. William M. Parker and the Registrant dated March 23, 1998, Mr. Parker has been appointed as the Registrant's Chief Executive Officer and President, effective April 14, 1998, replacing Dr. Robert C. Varney, who has agreed to continue to serve on the Registrant's Board of Directors as Vice Chairman. Mr. Parker will also serve as a member of the Registrant's Board of Directors.

A copy of the Registrant's March 30, 1998 press release regarding Mr. Parker's hire and his employment agreement is attached as Exhibits to this report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits

                10.1. Employment Agreement between Registrant and William M.
                      Parker dated March 23, 1998

                99.1. Text of press release dated March 30, 1998


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DIDAX INC.
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(Registrant)

By:         /s/
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   Robert C. Varney, Ph.D.
   Chief Executive Officer